UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2004

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois 60523

(630) 623-3000

(Address and Phone Number of Principal Executive Offices)

Item 12. Results of Operations and Financial Condition.

On April 27, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting first quarter 2004 results. The press release is filed as Exhibit 99.1 and is attached hereto. Also filed as Exhibit 99.2 is supplemental information for the quarter ended March 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION

(Registrant)

Date: April 27, 2004	By:	/s/ Peter J. Bensen
Peter J. Bensen
Corporate Vice President - Assistant Controller

Exhibit Index

Exhibit No.
99.1	News Release of McDonald’s Corporation issued April 27, 2004: McDONALD’S REPORTS RECORD FIRST QUARTER 2004 RESULTS

99.2	McDonald’s Corporation: Supplemental Information, Quarter Ended March 31, 2004